SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K/A
                                (Amendment #1)
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 33-14987-A



                        Date of Report: June 30, 2005


                             ABCOR PRODUCTS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Florida                                      65-0023471
    ----------------------------------------------------------------------
    (State of other jurisdiction of                   (IRS Employer
     incorporation or organization                     Identification No.)


            826 Broadway, 9th Floor, New York, NY           10003
         -----------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)

                                (212) 505-0282
              ---------------------------------------------------
              (Registrant's telephone number including area code)

                    P.O. Box 669, Palm Beach, Florida 33480
                ----------------------------------------------
                (Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment #1
------------

This amendment is being filed in order to include the financial statements that were omitted from the original filing.

Item 2.01 Completion of Acquisition of Assets
Item 3.02 Unregistered Sale of Equity Securities
Item 5.01 Changes in Control of Registrant
Item 5.01 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officer

     On June 30, 2005 Abcor completed its acquisition of the outstanding capital stock of Care Recruitment Solutions International, Inc., a
Florida corporation ("CRSI").   At the closing:

     a. Abcor's President surrendered to Abcor a certificate for 20,000,000 common shares, thus reducing the outstanding Abcor shares to 2,002,028;

     b. Abcor then issued 17,995,912 to the shareholders of CRSI in exchange for the outstanding capital stock of CRSI; and

     c. Dale B. Finfrock, Jr. resigned from his positions as President and member of the Board of Directors, leaving Jeremy P. Feakins, the President of CRSI, as the sole director of Abcor. Mr. Feakins will also serve as President of Abcor.

     About CRSI

     Care Recruitment Solutions International, Inc. ("CRSI") is an international nurse and medical personnel staffing and recruiting company focused on the sourcing and placement of foreign-trained Nurses, health caregivers and other medical personnel. CRSI was organized in the Fall of 2004, and has only recently entered into its first contracts. CRSI's business plan contemplates that CRSI will recruit experienced Nurses and other medical staff from selected foreign countries ("Source Countries"), provide them further training in the UK, then deliver them for employment primarily within the nursing profession in a variety of countries such as the UK, the USA and other locations ("Target Countries"). CRSI nurses will be located by CRSI for 1 to 3 year contracts or per-diem engagements throughout Target Countries and other selected locations. While CRSI is training nurses to qualify as a nurse in a Target Country, CRSI will utilize the services of these nurses immediately through its nursing and care staffing agencies and clients, thus generating immediate revenues for CRSI. CRSI's international headquarters are located in New York City, and its European headquarters and operations center are located in the UK.

     World Nursing Corps ("WNC"), a wholly-owned subsidiary of CRSI, is a global, nurse immigrant total resource and support organization providing a compassionate support system for WNC Member Nurses placed in a new country. Free membership in WNC is limited to Staff that passes through CRSI's recruiting process and have been approved and placed in a position in a Target Country. Other levels of membership are available to all nurses and medical personnel worldwide, for a token membership fee.

     World Nursing Corps, headquartered in New York City, with European offices in Geneva and London, is a full membership organization that offers its members and affiliates a variety of services and support programs, such as:

     *   Representation globally to support nurses in Target Countries
     * Immigration assistance for nurses and welcoming "Ambassadors" in Target Countries
     *   Relocation support (apartment rentals, moving, licensing, etc.)
     * Social activities and continuous communications with other WNC members
     * Global Advocate and Ombudsman for nurse issues and consciousness-raising
     *   WNC "Buddy System" mentoring with local nurses and families
     *   WNC Programs including:

         -   A branded WNC Credit Card
         - Financial services (banking, insurance, mortgage, car leasing, etc.)
         -   Cell phone program, subscriptions
         -   Uniform purchases
         -   Travel services
         -   Continuing education
         -   Health benefits (including Vision, Dental etc)
         -   Legal resources

     WNC members will display their WNC emblem on their uniforms wherever they serve, as a badge of honor and belonging to an elite membership of internationally-recognized health care professionals.

     Financial Condition and Results of Operations

     CRSI was organized in October 2004. During its partial first fiscal year, which ended on December 31, 2004, its founder, Jeremy Feakins, contributed $89,000 to CRSI and loaned an additional $82,038 to enable CRSI to initiate its operations. CRSI also obtained $50,000 by selling common stock to a private investor. The funds were used primarily to pay the expenses incurred as Mr. Feakins organized the network of institutional relationships that are the foundation for CRSI's business plan. Included in the expenses recorded on CRSI's statement of operations was $112,903 in salary to Mr. Feakins, all of which was accrued and included in "Accrued Expenses" on CRSI's balance sheet at March 31, 2005.

     At March 31, 2005 CRSI had $1,116 in cash remaining on hand. It had $201,812 in current liabilities, producing a working capital deficit of ($200,696). However, almost all of the current liabilities are owed to Mr. Feakins. The working capital deficit was not, therefore, threatening.

     Subsequent to March 31, 2005 CRSI has continued to fund its operations by the sale of equity. On May 7, 2005 CRSI obtained $365,000 from the sale of common stock. Those moneys are being used to fund the expenses attendant to CRSI's reverse merger into Abcor and the continuing development of CRSI's business. The funds are sufficient for CRSI's purposes only into the summer of 2005. During the summer CRSI intends to solicit additional equity investment. It has not, however, received financing commitments from anyone at this time.

     Risk Factors

     CRSI is a start-up enterprise that will have to overcome many challenges before it can be considered successful. Some of the risks that CRSI must face are set forth below. If any of the risks described below actually occurs, that event could prevent CRSI from implementing its business plan successfully.

     CRSI'S BUSINESS PLAN IS UNTESTED.

     CRSI was formed in the Fall of 2004. To date it has neither trained a nurse nor placed a nurse. It has generated no revenue. CRSI's business plan relies entirely on its assumptions and expectations regarding how the health care industry will respond to the business CRSI intends intend to implement. Those assumptions may be wrong. If CRSI fails to anticipate significant expenses, or if its expectations regarding revenues are overly optimistic, CRSI may be unable to operate profitably, and its business will fail.

     CRSI WILL BE UNABLE TO IMPLEMENT ITS BUSINESS PLAN WITHOUT SUBSTANTIAL ADDITIONAL CAPITAL.

     CRSI current working capital will be sufficient to sustain its operations only into the summer of 2005. To continue after that date and to implement its business plan, CRSI will require an additional $2,000,000, at a minimum. In order to obtain those funds, CRSI is likely to issue a large amount of equity. If CRSI is not able to obtain those funds, its business will fail.

     CRSI's BUSINESS WILL NOT PROSPER UNLESS IT IS ABLE TO RECRUIT QUALIFIED NURSES IN SUFFICIENT QUANTITY.

     CRSI's business plan is founded on the assumption that in Eastern Europe and Asia there are a large number of individuals with the skills needed to serve as nurses in the U.S., Western Europe and the Pacific Rim, who will be willing to relocate in order to be trained and placed by CRSI. If CRSI is wrong about the number of qualified individuals available, or if it is unable to persuade a sufficient number of them to accept CRSI's training and placements, CRSI will be unable to fulfil its placement contracts, and its business will be unsuccessful.

     THE EXPENSE OF SECURING IMMIGRATION RIGHTS IN BOTH THE U.K. AND THE COUNTRIES WHERE CRSI'S CLIENTS ARE LOCATED MAY SEVERELY REDUCE ITS PROFITS.

     In order to carry out its business plan, CRSI will have to obtain visas for its nurses to enter the U.K. for training. CRSI will then have to obtain work permits for them in the countries where they are placed for employment. At best, this undertaking will be a complex logistical task, involving lawyers and immigration experts in those countries, as well as a large staff capable of processing the necessary paperwork. If CRSI is unable to efficiently overcome the bureaucratic obstacles posed by the immigration authorities in these several countries, its business will be unsuccessful.

     THE PLACEMENT OF NURSES WILL EXPOSE CRSI TO A RISK OF LEGAL LIABILITY.

     If CRSI's business plan is implemented as it contemplates, CRSI will place thousands of nurses in countries around the world. The laws of some of those countries may expose CRSI to legal liability if the activities of the nurses it places injure their employers or their patients. In addition, if a nurse whom CRSI has placed suffers injury in her/his new employment location, CRSI may be exposed to potential legal liability for its role in placing the nurse in that location. CRSI's placement contracts will include an undertaking by the client to indemnify CRSI against liability arising from the placement. CRSI also intends to obtain waivers of liability from the nurses it places. Nevertheless, if the accumulation of legal actions arising from CRSI's business becomes significant, the related expense may have an adverse effect on our profits.

     CRSI'S PLANS WOULD BE SEVERELY IMPEDED IF IT LOST THE SERVICES OF ITS CHIEF EXECUTIVE OFFICER.

     Jeremy Feakins is the founder of CRSI. He is primarily responsible for formulating its business plan and for obtaining the financing necessary to implement it. CRSI will rely heavily on his experience in personnel logistics, as it undertakes to service its initial clients. Should Mr. Feakins become unable to serve CRSI, its business would be damaged unless and until it could find an individual with similar skills and experience to replace Mr. Feakins.

     Management

     Abcor Products, Inc.

     Jeremy Feakins is now the sole director and sole officer of Abcor. Mr. Feakins intends to recruit additional management personnel to join Abcor in the coming weeks, including some of individuals currently involved in management of CRSI.

     Jeremy P. Feakins founded CRSI in October 2004, and has been primarily responsible for the development of its business. From 1989 to the present, Mr. Feakins has served as founder and Chairman of Medical Technology & Innovations, Inc. (New York, NY), which developed and marketed the first-to-market vision screening system for young, preverbal or difficult to screen children. Since 1995, Mr. Feakins has also served as Chairman of International Investment Partners, Ltd. (Dublin, Ireland), a venture capital and management consulting firm. Mr. Feakins received his initial training in personnel logistics while serving in the Secretariat Branch of the Royal Navy from 1969 to 1976.

     Care Recruitment Solutions International, Inc.

     In addition to Mr. Feakins, CRSI's President and Chairman of the Board, the following individuals are CRSI's officers and members of its Board of Directors.

     Gerald Malone (Director and Chairman of the Medical Advisory Committee) is a solicitor (lawyer) by profession. Mr. Malone was Member of Parliament for Winchester from 1992 to 1997 and Great Britain's Minister for Health in Prime Minister Margaret Thatcher's Government from July 1994 to May 1997. Mr. Malone now serves as a non-executive Director on boards of companies in the healthcare and financial services sector in the UK and USA, specializing in the development of healthcare products. Specifically, Mr. Malone is currently Chairman, Ultrasis plc, a UK publicly-quoted provider of clinical software; Director of Life Sciences, Mediatech Capital Partners LLC (New York); Chairman, Crescent Pharma Limited (a privately owned generic pharmaceuticals supplier); Director, Aberdeen Asia Pacific Income Fund Inc (a US registered investment fund), and Chairman, European Growth and Income Trust plc.

     Frank A. Corvino (Director and Chairman of the Compensation Committee) is Chief Executive Officer of Greenwich Hospital, Greenwich, Connecticut USA and Executive Vice President of the Yale New Haven Health System. He is a senior healthcare executive with 25 years experience in Health System Strategic Planning and Financial Management. Mr. Corvino has direct experience as a Senior Executive of hospital and healthcare operations including walk-in centers, nurse registry, for-profit pharmacy, and a hospital real estate company.

     Theodore F. DiStefano (Director and Chairman of the Audit Committee) is an experienced corporate finance professional with many years of experience as Principal with a large public accounting firm. Mr. DiStefano has owned a real estate development corporation, jewelry manufacturers, banking and mortgage-banking firms, nursing and rehabilitation centers, among others. He is the author of: You Can Buy a Business and is a frequent contributor to E-Commerce Times (circulation over 1.5 million) and Hoover's Online. Mr. DiStefano is a C.P.A., State of Rhode Island Board of Accountancy

     Ytzik K. Aranov (SVP, International Operations and Director) is an Operational Investment Banker and Mergers & Acquisitions professional with extensive experience in executive operational roles, corporate strategic planning, corporate finance, strategic alliances, globalization strategy, and forming new ventures in a number of industries including Health Care. Mr. Aranow has been an entrepreneur several times and has consulted to and restructured the strategy and operations for Fortune 100 companies in the following industries: Health Care, Managed Care, Insurance, Logistics & Distribution, Financial Services, Pharma- / Nutra-ceuticals, Information Technology, and other industries. Mr. Aranov has held senior-level positions at Coopers & Lybrand, P.C., A.T. Kearney, Inc., Richard Eisner & Co., Motorola, Inc., and Wellfleet Partners, Inc., has held a number of senior executive positions and was COO at a prominent national not-for-profit organization.

     Employment Agreements

     Jeremy Feakins. CRSI's employment agreement with Mr. Feakins terminates in October 2009. CRSI has committed to pay Mr. Feakins an annual base salary of $250,000 (with annual increases of 25%) plus 8% of CRSI's EBITDA. Mr. Feakins can opt to receive his salary in cash or by issuance of common stock at 50% of the market price.

     Ytzik Aranow. CRSI's employment agreement with Mr. Aranow terminates on December 31, 2008. CRSI has committed to pay Mr. Aranow an annual base salary of $175,000 (with annual increases of 12%). Mr. Aranow can opt to receive his salary in cash or by issuance of common stock at 50% of the market price. CRSI has also committed to issue to Mr. Aranow 539,977 Abcor common shares immediately, as well as shares equal 1.99% of Abcor's outstanding shares whenever CRSI achieves annual revenues of $6.6 million or more.

     Principal Shareholders

     Upon the closing of the acquisition of CRSI by Abcor, there are 19,997,940 shares of Abcor common stock issued and outstanding. The following table sets forth the number of Abcor shares beneficially owned by each person who, as of the closing, owned beneficially more than 5% of Abcor=s common stock, as well as the ownership of such shares by Jeremy P. Feakins, who is the sole director and officer of Abcor.

Name and Address of          Amount and Nature of         Percent
Beneficial Owner             Beneficial Ownership         of Class
---------------------------------------------------------------------
Jeremy P. Feakins                9,445,912                   47.2%
George Faris                     3,000,000(1)                15.0%
Donald Rynne                     2,000,000                   10.0%
SGT, Ltd.                        2,000,000                   10.0%
Dale B. Finfrock, Jr.            1,382,824                    6.9%
_________________________________________

(1)  Includes 1,000,000 shares owned by Mr. Faris= spouse.
(2) Ghassan Saab controls the voting and disposition of the shares owned by SGT, Ltd.


Item 9.01  Financial Statements and Exhibits

     Financial Statements

     i. Audited Financial Statements of Care Recruitment Solutions International, Inc. for the Period from October 18, 2004 (Date of Inception) to December 31, 2004.
     ii. Unaudited Financial Statements of Care Recruitment Solutions International, Inc. for the quarter ended March 31, 2005.
     iii. Pro Forma Financial Statements of Abcor Products, Inc.



                                  Exhibits

10-a. Agreement for the Exchange of Common Stock dated April 27, 2005 among Abcor Products, Inc., Care Recruitment Solutions International, Inc. and the shareholders of Care Recruitment Solutions International, Inc. - filed as an exhibit to Abcor's Current Report on Form 8-K dated April 27, 2005 and incorporated herein by reference.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABCOR PRODUCTS, INC.

                                         By: /s/ Jeremy P. Feakins
                                         ----------------------------
                                         Jeremy P. Feakins, President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Care Recruitment Solutions International, Inc.
 (A Development Stage Company)

We have audited the accompanying balance sheet of Care Recruitment Solutions International, Inc. (A Development Stage Company) as of December 31, 2004, and the related statements of operations, changes in stockholder's deficiency and cash flows for the period October 18, 2004 (inception) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Care Recruitment Solutions International, Inc. ( A Development Stage Company) as of December 31, 2004 and for the period from October 18, 2004 (inception) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company is in the development stage with no operations, has a negative cash flow from operations of $90,540, has had recurring losses since inception and has an accumulated deficit of $190,476. This raises substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 6. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEBB & COMPANY, P.A.

Boynton Beach, Florida
June 22, 2005
                                                                F-1

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                              BALANCE SHEET
                            DECEMBER 31, 2004

ASSETS

 Current Assets:
  Cash and cash equivalents                     $   39,318
                                                  --------
  Total Current Assets                              39,318

 Fixed Assets:
  Furniture and equipment                           50,230
  Less: Accumulated depreciation                    (2,002)
                                                  --------
  Fixed Assets, net                                 48,228

  Total Assets                                  $   87,546
                                                  ========
LIABILITIES & SHAREHOLDERS' DEFICIENCY

 Liabilities:
  Current Liabilities:
   Accrued expenses                             $   51,984
   Shareholder loan                                 82,038
                                                  --------
  Total Liabilities                                134,022

 Shareholders' Deficiency:
   Common Stock; $0.01 par value, 10,000,000
     shares authorized, issued and outstanding     100,000
   Additional Paid-In Capital                       44,000
   Deficit accumulated during the development
    stage                                         (190,476)
                                                  --------
  Total Shareholders' Deficiency                   (46,476)
                                                  --------
  Total Liabilities and Shareholders'
   Deficiency                                   $   87,546
                                                  ========

The accompanying notes are an integral part of these financial statements.

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM OCTOBER 18, 2004 (DATE OF INCEPTION) TO DECEMBER 31, 2004

Revenues                                $        -
Cost Of Revenues                                 -
                                         ---------
Gross Profit                                     -
                                         ---------
Operating expenses:
 Executive salary                           50,403
 Consulting fees                            36,191
 Travel and promotion                       65,009
 General and administrative                 38,542
                                         ---------
Total Operating Expenses                   190,145
                                         ---------

Total Operating Loss                      (190,145)

Other income (loss)
 Interest expense                             (331)
                                         ---------
Loss Before Provision for Income Taxes    (190,476)

Provision for Income Taxes                       -
                                         ---------
Net loss                                $ (190,476)
                                         =========
Basic and diluted net loss per
 weighted common shares outstanding     $  (0.0195)
                                         =========
Weighted average shares used in
 computing basic and diluted net loss
 per common share                        9,748,000
                                         =========

The accompanying notes are an integral part of these financial statements.

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
               STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIENCY
 FOR THE PERIOD FROM OCTOBER 18, 2004 (DATE OF INCEPTION) TO DECEMBER 31, 2004





                                                            DEFICIT
                        COMMON                            ACCUMULATED
                        STOCK            ADDITIONAL       DURING THE
                  Number Of                 PAID-IN       DEVELOPMENT
                  Shares        Amount      CAPITAL          STAGE        TOTAL
-------------------------------------------------------------------------------
Beginning balance          -  $       -   $       -      $        -    $      -

Shares issued on
 10/18/2004 to
 founder for
 start-up costs,
 furniture and
 equipment
 ($0.01 per
  share)           8,900,000     89,000           -               -      89,000

Shares issued on
 10/27/2004 for
 consulting
 services ($0.05
 per share)          100,000      1,000       4,000               -       5,000

Shares issued on
 11/05/2004 for
 cash ($0.05 per
 share)            1,000,000     10,000      40,000               -      50,000

Net loss                   -          -           -        (190,476)   (190,476)
                  -------------------------------------------------------------
Balance, December
 31, 2004         10,000,000   $100,000    $ 44,000      $ (190,476)  $ (46,476)
                  ==========    =======     =======        ========    ========








The accompanying notes are an integral part of these financial statements.

                 CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
 FOR THE PERIOD FROM OCTOBER 18, 2004 (DATE OF INCEPTION) TO DECEMBER 31, 2004


CASH FLOWS USED BY OPERATING ACTIVITIES
   Net Loss                                   $  (190,476)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET
 CASH USED BY OPERATING ACTIVITIES:
  Depreciation                                      2,002
  Common stock issued for services                  5,000
  Common stock issued to founder for
   start-up costs                                  40,950
  Increase in accrued expenses                     51,984
                                                ---------
 NET CASH USED BY OPERATING ACTIVITIES            (90,540)
                                                ---------
CASH FLOWS USED BY INVESTING ACTIVITIES
 Purchase of fixed assets                          (2,180)
                                                 --------
 NET CASH USED BY INVESTING ACTIVITIES             (2,180)
                                                 --------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
 Shareholder loans                                 82,038
 Proceeds from common stock issuance               50,000
                                                 --------
 NET CASH PROVIDED BY FINANCING ACTIVITIES        132,038
                                                 --------

NET INCREASE IN CASH                               39,318

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD        _
                                                 --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD      $  39,318
                                                 ========

Supplemental disclosure of cash flow
 information:
 Cash paid during the period for interest       $       -
                                                 ========

Cash paid during the period for income taxes    $       -
                                                 ========

Supplemental schedule of non-cash investing
 and financing activities:
 Stock issued to founder for office furniture
  and equipment                                 $  48,050
                                                 ========



The accompanying notes are an integral part of these financial statements.

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Care Recruitment Solutions International, Inc. (the Company), was organized under the laws of the State of Florida on October 18, 2004. The Company is a development stage enterprise and intends to primarily provide international recruiting, placement and staffing of nurses to hospitals and other health care agencies.

Activities during the development stage include development of a business plan, obtaining financing and effecting a merger or acquisition.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents as of the balance sheet date.

Fixed Assets - Furniture and Equipment:

Furniture and equipment are stated at cost. Depreciation is computed using the straight-line method over five years which is the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred.

Income Taxes:

The Company accounts for income taxes in accordance with the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax liabilities and assets at currently enacted tax rates for the expected future tax consequences of events that have been included in the financial statements or tax returns. A valuation allowance is recognized to reduce the net deferred tax asset to an amount that is more likely than not to be realized. The income tax provision shown on the accompanying statement of operations is zero since the deferred tax asset generated from the net operating loss is offset in its entirety by the valuation allowance.

As of December 31, 2004, the Company had an $188,720 net operating loss carryforward ("NOL") expiring in December 31, 2024. A deferred tax asset of $67,231 comprised of $56,851 for federal income taxes and $10,380 for state income taxes has been reserved by a valuation allowance to account for the potential benefit of the NOL.

Net Loss Per Common Share:

Basis and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." The Company did not have any common share equivalents at December 31, 2004.

Segment Information

The Company operates in one segment and therefore segment information is not presented.
                                                                F-6

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Stock-Based Compensation

The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock warrants issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of grant exceeds the exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies Statements of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock warrants at the grant date using the Black-Scholes option pricing model.

Recent Accounting Pronouncements

Statement of Financial Accounting Standards ("SFAS") No. 154, "Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3 "; ("SFAS") No. 151, "Inventory Costs-an amendment of ARB No. 43, Chapter 4"; SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67"; SFAS No. 153, "Exchanges of Non-monetary Assets-an amendment of APB Opinion No. 29"; and SFAS No. 123 (revised 2004), "Share-Based Payment", do not have applicability to the Company's operations nor any impact on the Company's financial statements.

NOTE 2 - LOANS FROM SHAREHOLDER

The Company's founder advanced funds to the Company throughout the period from the Company's inception to December 31, 2004. These loans are unsecured, payable upon demand, and bear interest at 3% per annum. As of December 31, 2004, the Company owes the shareholder $82,038. Interest expense of $331 related to this loan is presented in the statement of operations and said amount has been accrued an included as a liability in the balance sheet.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company entered into related party transactions as disclosed in Notes 2, 4 and 5.

NOTE 4 - COMMON STOCK ISSUANCES

Common stock issuances from October 18, 2004 (inception) to December 31, 2004 were as follows:

     i. On October 18, 2004 (date of inception), the Company issued its founder 8,900,000 shares of common stock to reimburse him for an aggregate of $89,000 of start-up costs incurred and office furniture and equipment purchased by the founder prior to the Company's incorporation. The stock was valued at the historical cost of the start-up costs incurred and the office furniture and equipment purchased.

     ii. On October 27, 2004, the Company issued 100,000 shares of common stock for consulting services pursuant to a short-term consultant agreement related to the Company's entrance into the foreign trained nurse recruitment business. The services were recorded in the statement of operations for $5,000 based on the negotiated cash offering price of the common stock ($0.05 per share). The consulting agreement was scheduled to expire upon the rendering of the aforementioned services. The Company deemed that as of December 31, 2004, the consultant earned the 100,000 issued shares for services rendered.

     iii. On November 5, 2004, the Company issued 1,000,000 shares of common stock for cash of $50,000 ($0.05 per share).

                                                                F-7

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO FINANCIAL STATEMENTS

NOTE 5 - COMMITMENTS

Employment Agreement

The Company hired its founder as Chief Executive Officer (CEO) and president pursuant to the terms of an employment agreement effective October 19, 2004. The term of the agreement is for five years with annual renewal options thereafter. The annual base salary is $250,000 with annual increases of 25% and an annual bonus equal to 8% of EBITDA. The CEO has the option of receiving the bonus in cash, common stock at a 50% discount, or a combination of both. The statement of operations includes executive salary of $50,403 pursuant to the employment agreement and said amount is included in the balance sheet as a liability in the category of accrued expenses.

Lease - Office Premises

The Company executed a lease effective October 18, 2004 with an entity affiliated with the Company's founder, for use of its office premises. The lease term is for one year with one year annual renewal options thereafter. Monthly base rent is $500. The statement of operations includes in general and administrative expenses $1,250 of rent expense pursuant to the lease term and said amount is included in the balance sheet as a liability in the category of accrued expenses. The future minimum rental payments for the year ended December 31, 2005 is $4,500.

NOTE 6 - GOING CONCERN

The Company is in the development stage with no operations, has a negative cash flow from operations of $90,540, has had recurring losses since inception and has an accumulated deficit of $190,476. Accordingly, there is substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As more fully discussed in Note 7, subsequent to the Company's year-end, the Company entered into an agreement with an unrelated party for the exchange of 100% of its common stock in a transaction referred to as a "reverse" merger. Management believes that the successful consummation of said agreement can provide the Company with the opportunity to continue as a going concern.

NOTE 7 - SUBSEQUENT EVENTS

(A) The Company amended its articles of incorporation on April 25, 2005 to increase its authorized common shares from 10,000,000 to 30,000,000.

(B) The Company hired a "Senior Vice-President, International Operations" (Executive) pursuant to an employment agreement. The effective date of the agreement was to commence upon the raising of $250,000 of investment capital by the Company, which was achieved on May 7, 2005. The agreement term is for the period from the effective date to December 31, 2008 and, thereafter, shall be automatically extended annually for one year terms unless the Company terminates the agreement upon six months prior notice. The Company shall pay to the Executive an annual base salary of $175,000, with annual increases of 12%. The executive shall be entitled to an annual bonus to be received in cash, common stock at a 50% discount, or a combination of both at the executive's option. The formula for the bonus has not been determined. The Company has also agreed to pay the executive
(1) an amount of the Company's common shares equal to 3% of the then issued and outstanding shares of common stock on the effective date and
(2) a one-time amount of common stock of the Company equal to 1.99% of the then issued and outstanding shares of common stock at such time that the Company has achieved aggregate, consolidated year-to-date revenues of at least $6.6 million.

                                                                F-8

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS

NOTE 7 - SUBSEQUENT EVENTS (CONTINUED)

The agreement also stipulates that the executive will be given the opportunity to participate in any executive employee stock option programs and shall be entitled to purchase stock options at a price equal to the closing bid price of the common shares on the date of the grant and shall be exercisable for a period of ten years. The executive will also be paid "business development fees" in the event the executive identifies a health care organization that the Company places a professional into and when the executive identifies an individual that the Company places into a paying position.

(C) On April 27, 2005, the Company entered into an agreement with an unrelated party (hereinafter referred to as "Abcor") whereby in exchange for 100% of the Company's issued and outstanding common stock, Abcor will issue 17,995,912 of its common shares to the Company. The consummation of the transaction is contingent upon the following conditions:

     i. Abcor has been brought into full compliance with its reporting obligations under the Securities Exchange Act of 1934 and (2) Abcor has filed and mailed to its shareholders a statement complying with the requirements of SEC Rule 14f-1.

     ii. The "closing" of this agreement shall occur ten days after each of the two conditions referred to above have been satisfied. In the event the closing does not occur within 60 days after the date of the agreement, the agreement will terminate and have no further force or effect.

(D) On April 27, 2005, the Company entered into a consulting agreement with an unrelated party, the agreement was amended on May 31, 2005. The amended agreement provides that for a period of two months from the original agreement date, the consultant shall provide the Company with services primarily related to (a) introduction to business opportunities and (b) advice in respect to mergers and acquisitions and corporate governance of public companies. The consultant shall be paid a fee of $35,000 contingent on the closing of the "Abcor" transaction referred to above. The fee shall be payable in the form of 700,000 common shares of the Company valued at $0.05 per share.

(E) On May 7, 2005, the Company completed a private placement memorandum
(PPM) dated April 21, 2005. The Company received $365,000 in exchange for 7,300,000 common stock shares valued at $0.05 per share. The Company is required to file with the Securities and Exchange Commission, no later than September 1, 2005, a registration statement on Form SB-2 that covers the 7,300,000 common stock shares referred to above.

(F) The Company has agreed to issue 270,000 common shares of stock valued at $0.05 per share for consulting services rendered to the Company subsequent to December 31, 2004. No formal consulting agreements were executed and the services rendered were of a short-term nature.

                                                                F-9

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                       UNAUDITED CONDENSED BALANCE SHEET
                                MARCH 31, 2005

ASSETS
 Current Assets:
  Cash and cash equivalents                 $   1,116
                                              -------
 Total Current Assets                           1,116
                                              -------
 Fixed Assets:
  Furniture and equipment                      50,230
  Less: Accumulated depreciation               (4,514)
                                              -------
 Fixed Assets, net                             45,716
                                              -------

 Total Assets                               $  46,832
                                              =======
LIABILITIES & SHAREHOLDERS' DEFICIENCY

Liabilities:
 Current Liabilities:
  Accrued expenses                          $ 116,497
  Common stock payable                          7,500
  Shareholder loan                             77,815
                                              -------
 Total Liabilities                            201,812

 Shareholders' Deficiency:
  Common Stock; $0.01 par value,
   10,000,000 shares authorized,
   issued and outstanding                     100,000
  Additional Paid-In Capital                   44,000
  Deficit accumulated during the
   development stage                         (298,980)
                                              -------
 Total Shareholders' Deficiency              (154,980)
                                              -------
 Total Liabilities and Shareholders'
  Deficiency                                $  46,832
                                              =======


The accompanying notes are an integral part of these unaudited financial statements.
                                                                F-10

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

                                                    For the Period from
                                 For the Three        October 18, 2004
                                  Months Ended      (date of inception)
                                 March 31, 2005      to March 31, 2005
                                ----------------   --------------------
Revenues                          $        -           $        -

Cost Of Revenues                           -                    -
                                    --------             --------
Gross Profit                               -                    -

Operating expenses:
 Executive salary                     62,500              112,903
 Consulting fees                       8,044               44,235
 Travel and promotion                 11,706               76,715
 General and administrative           25,741               64,283
                                    --------             --------
Total Operating Expenses             107,991              298,136
                                    --------             --------

Total Operating Loss                (107,991)            (298,136)

Other income (loss)
 Interest expense                       (513)                (844)
                                    --------             --------
Loss Before Provision for
 Income Taxes                       (108,504)            (298,980)

Provision for Income Taxes                 -                    -
                                    --------             --------
Net loss                          $ (108,504)          $ (298,980)
                                    ========             ========
Basic and diluted net loss per
 weighted common shares
 outstanding                      $  (0.0109)          $  (0.0302)
                                    ========             ========

Weighted average shares used in
 computing basic and diluted net
 loss per common share            10,000,000            9,885,455
                                  ==========            =========

The accompanying notes are an integral part of these unaudited financial statements.
                                                                F-11

              CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
               UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

                                                    For the Period from
                                 For the Three        October 18, 2004
                                  Months Ended      (date of inception)
                                 March 31, 2005      to March 31, 2005
                                ----------------   --------------------
CASH FLOWS USED BY OPERATING
 ACTIVITIES
 Net Loss                         $ (108,504)          $ (298,980)

 ADJUSTMENTS TO RECONCILE NET
  LOSS TO NET CASH USED BY
  OPERATING ACTIVITIES:
  Depreciation                         2,512                4,514
  Common stock issued for services         -                5,000
  Common stock issued to founder
   for start-up costs                      -               40,950
  Increase in common stock payable     7,500                7,500
  Increase in accrued expenses        64,513              116,497
                                    --------             --------
NET CASH USED BY OPERATING
 ACTIVITIES                          (33,979)            (124,519)
                                    --------             --------
CASH FLOWS USED BY INVESTING
 ACTIVITIES
 Purchase of fixed assets                  -               (2,180)
                                    --------             --------
NET CASH USED BY INVESTING
 ACTIVITIES                                -               (2,180)
                                    --------             --------
CASH FLOWS PROVIDED (USED) BY
 FINANCING ACTIVITIES
 Loan proceeds received from
  shareholder                              -               82,038
 Loan payments to shareholder         (4,223)              (4,223)
 Proceeds from common stock issuance       -               50,000
                                    --------             --------
NET CASH PROVIDED (USED) BY
 FINANCING ACTIVITIES                 (4,223)             127,815
                                    --------             --------

NET INCREASE (DECREASE) IN CASH      (38,202)               1,116

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                  39,318                    -
                                    --------             --------
CASH AND CASH EQUIVALENTS AT END
 OF PERIOD                        $    1,116           $    1,116
                                    ========             ========

Supplemental disclosure of cash
 flow information:
 Cash paid during the period for
  interest                        $        -           $        -
                                    ========             ========

 Cash paid during the period for
  income taxes                    $        -           $        -
                                    ========             ========
Supplemental schedule of non-cash
 investing and financing activities:

 Stock issued to founder for
  office furniture and equipment  $        -           $   48,050
                                    ========             ========

The accompanying notes are an integral part of these unaudited financial statements.
                                                                F-12

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
              NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and with the rules of Regulation S-B for interim financial information as promulgated by the United States Securities and Exchange Commission. Accordingly, they do not include all of the information necessary for a comprehensive presentation of the Company's financial position, results of operations and cash flows.

In the opinion of management, all adjustments, consisting of normal recurring adjustments necessary for the fair presentation of the financial statements, have been included. The results of operations of any interim period are not necessarily indicative of the results of operations for the full year.

Organization

Care Recruitment Solutions International, Inc. (the Company), was organized under the laws of the State of Florida on October 18, 2004. The Company is a development stage enterprise and intends to primarily provide international recruiting, placement and staffing of nurses to hospitals and other health care agencies.

Activities during the development stage include development of a business plan, obtaining financing and effecting a merger or acquisition.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents as of the balance sheet date.

Fixed Assets - Furniture and Equipment:

Furniture and equipment are stated at cost. Depreciation is computed using the straight-line method over five years which is the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred.

Income Taxes:

The Company accounts for income taxes in accordance with the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax liabilities and assets at currently enacted tax rates for the expected future tax consequences of events that have been included in the financial statements or tax returns. A valuation allowance is recognized to reduce the net deferred tax asset to an amount that is more likely than not to be realized. The income tax provision shown on the accompanying statement of operations is zero since the deferred tax asset generated from the net operating loss is offset in its entirety by the valuation allowance.

As of March 31, 2005, the Company had a $296,559 net operating loss carryforward ("NOL"), of which $188,720 and $107,839, respectively, expire on December 31, 2024 and 2025. A deferred tax asset of $115,219 comprised of $98,908 for federal income taxes and $16,311 for state income taxes has been reserved by a valuation allowance to account for the potential benefit of the NOL.
                                                                F-13

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
              NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

Net Loss Per Common Share:

Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." The Company did not have any common share equivalents at March 31, 2005.

Segment Information

The Company operates in one segment and therefore segment information is not presented.

Stock-Based Compensation

The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock warrants issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of grant exceeds the exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies Statements of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock warrants at the grant date using the Black-Scholes option pricing model.

Recent Accounting Pronouncements

Statement of Financial Accounting Standards ("SFAS") No. 154, "Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3 "; ("SFAS") No. 151, "Inventory Costs-an amendment of ARB No. 43, Chapter 4"; SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67"; SFAS No. 153, "Exchanges of Non-monetary Assets-an amendment of APB Opinion No. 29"; and SFAS No. 123 (revised 2004), "Share-Based Payment", do not have applicability to the Company's operations nor any impact on the Company's financial statements.

NOTE 2 - LOANS FROM SHAREHOLDER

The Company's founder advanced funds to the Company throughout the period from the Company's inception to March 31, 2005. These loans are unsecured, payable upon demand, and bear interest at 3% per annum. As of March 31, 2005, the Company owes the shareholder $77,815of principal. Interest expense for the quarter ended March 31, 2005 of $513 related to this loan is presented in the statement of operations and said amount has been accrued and included as a liability in the balance sheet. Total accrued interest payable to the shareholder as of March 31, 2005 is $844.

NOTE 3 - COMMON STOCK PAYABLE

The Company has agreed to issue 150,000 common shares of stock valued at $7,500 ($0.05 per share) for consulting services rendered to the Company during the quarter ended March 31, 2005. The services were of a short-term nature and no further obligations by either party existed as of March 31, 2005. The fair value on the date of grant was determined based on recent cash offerings of common stock. As of December 31, 2004, all of the Company's authorized common shares had been issued and amendment of the articles of incorporation to permit the issuance of additional shares did not occur until after March 31, 2005. Accordingly, the aforementioned 150,000 common shares were issued after March 31, 2005. See subsequent events Note 8.

                                                               F-14

               CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
              NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company entered into related party transactions as disclosed in Notes 2, 5 and 6.

NOTE 5 - COMMON STOCK ISSUANCES

Common stock issuances from October 18, 2004 (inception) to March 31, 2005 were as follows:

     i. On October 18, 2004 (date of inception), the Company issued its founder 8,900,000 shares of common stock to reimburse him for an aggregate of $89,000 of start-up costs incurred and office furniture and equipment purchased by the founder prior to the Company's incorporation. The stock was valued at the historical cost of the start-up costs incurred and the office furniture and equipment purchased.

     ii. On October 27, 2004, the Company issued 100,000 shares of common stock for consulting services pursuant to a short-term consultant agreement related to the Company's entrance into the foreign trained nurse recruitment business. The services were recorded in the statement of operations for $5,000 based on the negotiated cash offering price of the common stock ($0.05 per share). The consulting agreement was scheduled to expire upon the rendering of the aforementioned services. The Company deemed that as of December 31, 2004, the consultant earned the 100,000 issued shares for services rendered.

     iii. On November 5, 2004, the Company issued 1,000,000 shares of common stock for cash of $50,000 ($0.05 per share).

NOTE 6 - COMMITMENTS

Employment Agreement

The Company hired its founder as Chief Executive Officer (CEO) and president pursuant to the terms of an employment agreement effective October 19, 2004. The term of the agreement is for five years with annual renewal options thereafter. The annual base salary is $250,000 with annual increases of 25% and an annual bonus equal to 8% of EBITDA. The CEO has the option of receiving the bonus in cash, common stock at a 50% discount, or a combination of both. The statement of operations includes executive salary of $62,500 pursuant to the employment agreement and said amount is included in the balance sheet as a liability in the category of accrued expenses. As of March 31, 2005, the aggregate amount of accrued executive salary payable to the CEO totaled $112,903.

Lease - Office Premises

The Company executed a lease effective October 18, 2004 with an entity affiliated with the Company's founder, for use of its office premises. The lease term is for one year with one year annual renewal options thereafter. Monthly base rent is $500. The statement of operations includes in general and administrative expenses $1,500 of rent expense pursuant to the lease term and said amount is included in the balance sheet as a liability in the category of accrued expenses. The future minimum rental payments from April 1, 2005 to the end of the lease term (October 17, 2005) is $3,000.

                                                                F-15

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
               NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 7 - GOING CONCERN

The Company is in the development stage with no operations, has a cumulative negative cash flow from operations of $124,519, has had recurring losses since inception and has an accumulated deficit of $298,980. Accordingly, there is substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As more fully discussed in Note 8, subsequent to the Company's year-end, the Company entered into an agreement with an unrelated party for the exchange of 100% of its common stock in a transaction referred to as a "reverse" merger. Management believes that the successful consummation of said agreement can provide the Company with the opportunity to continue as a going concern.

NOTE 8 - SUBSEQUENT EVENTS

(A) The Company amended its articles of incorporation on April 25, 2005 to increase its authorized common shares from 10,000,000 to 30,000,000.

(B) The Company hired a "Senior Vice-President, International Operations" (Executive) pursuant to an employment agreement. The effective date of the agreement was to commence upon the raising of $250,000 of investment capital by the Company, which was achieved on May 7, 2005. The agreement term is for the period from the effective date to December 31, 2008 and, thereafter, shall be automatically extended annually for one year terms unless the Company terminates the agreement upon six months prior notice. The Company shall pay to the Executive an annual base salary of $175,000, with annual increases of 12%. The executive shall be entitled to an annual bonus to be received in cash, common stock at a 50% discount, or a combination of both at the executive's option. The formula for the bonus has not been determined. The Company has also agreed to pay the executive (1) an amount of the Company's common shares equal to 3% of the then issued and outstanding shares of common stock on the effective date and (2) a one-time amount of common stock of the Company equal to 1.99% of the then issued and outstanding shares of common stock at such time that the Company has achieved aggregate, consolidated year-to-date revenues of at least $6.6 million.

The agreement also stipulates that the executive will be given the opportunity to participate in any executive employee stock option programs and shall be entitled to purchase stock options at a price equal to the closing bid price of the common shares on the date of the grant and shall be exercisable for a period of ten years. The executive will also be paid "business development fees" in the event the executive identifies a health care organization that the Company places a professional into and when the executive identifies an individual that the Company places into a paying position.

(C) On April 27, 2005, the Company entered into an agreement with an unrelated party (hereinafter referred to as "Abcor") whereby in exchange for 100% of the Company's issued and outstanding common stock, Abcor will issue 17,995,912 of its common shares to the Company. The consummation of the transaction is contingent upon the following conditions:

     i. Abcor has been brought into full compliance with its reporting obligations under the Securities Exchange Act of 1934 and (2) Abcor has filed and mailed to its shareholders a statement complying with the requirements of SEC Rule 14f-1.
                                                                F-16

                CARE RECRUITMENT SOLUTIONS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
              NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 8 - SUBSEQUENT EVENTS (CONTINUED)

     ii. The "closing" of this agreement shall occur ten days after each of the two conditions referred to above have been satisfied. In the event the closing does not occur within 60 days after the date of the agreement, the agreement will terminate and have no further force or effect.

(D) On April 27, 2005, the Company entered into a consulting agreement with an unrelated party, the agreement was amended on May 31, 2005. The amended agreement provides that for a period of two months from the original agreement date, the consultant shall provide the Company with services primarily related to (a) introduction to business opportunities and (b) advice in respect to mergers and acquisitions and corporate governance of public companies. The consultant shall be paid a fee of $35,000 contingent on the closing of the "Abcor" transaction referred to above. The fee shall be payable in the form of 700,000 common shares of the Company valued at $0.05 per share.

(E) On May 7, 2005, the Company completed a private placement memorandum
(PPM) dated April 21, 2005. The Company received $365,000 in exchange for 7,300,000 common stock shares valued at $0.05 per share. The Company is required to file with the Securities and Exchange Commission, no later than September 1, 2005, a registration statement on Form SB-2 that covers the 7,300,000 common stock shares referred to above.

(F) The Company issued 150,000 shares of common stock to a consultant for services rendered during the three months ended March 31, 2005. See Note 3.

(G) The Company has agreed to issue 120,000 common shares of stock valued at $0.05 per share for consulting services rendered to the Company subsequent to March 31, 2005. No formal consulting agreements were executed and the services rendered were of a short-term nature.

(H) The Company entered into a five year "placement" agreement to provide a minimum annual staffing of 150 nurses. The agreement provides that the Company will receive a $12,500 placement fee per nurse plus a $5,000 per nurse training and immigration cost subsidy. The agreement may be terminated by either party with or without cause upon ninety days written notice.




                                                                F-17
                      ABCOR PRODUCTS, INC. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                              DECEMBER 31, 2004
                                (UNAUDITED)


                                      Historical
                                                Care
                                             Recruitment
                                   Abcor      Solutions    Pro
                                  Products  International, Forma        Pro
                                    Inc.        Inc.       Adjustments  Forma
                                -----------------------------------------------

CURRENT ASSETS
 Cash                            $       -    $  39,318               $  39,318
                                   -------     --------                --------
 Total Current Assets                    -       39,318                  39,318
                                   -------     --------                --------

PROPERTY AND EQUIPMENT - NET             -       48,228                  48,228
                                   -------     --------                --------
TOTAL ASSETS                     $       -    $  87,546               $  87,546
                                   =======     ========                ========

CURRENT LIABILITIES
 Accounts payable and accrued
  expenses                       $       -    $  51,984               $  51,984
 Loans payable-related parties       1,200       82,038                  83,238
                                   -------     --------                --------
TOTAL LIABILITIES                    1,200      134,022                 135,222
                                   -------     --------                --------
STOCKHOLDERS' DEFICIENCY
 Preferred stock, $1,000 par
  value, 12% redeemable and
  convertible, 1,000,000 shares
  authorized, no shares issued
  and outstanding                        -            -                       -
 Common stock, no par value,
  5,000,000 shares authorized,
  22,004,088 shares issued and
  outstanding                      319,964      144,000 (1) (321,164)   142,800
 Accumulated deficit               (39,387)           - (1)   39,387          -
 Deficit accumulated during
  development stage               (281,777)    (190,476)(1)  281,777   (190,476)
                                   -------     --------                --------
 Total Stockholders' Deficiency     (1,200)     (46,476)                (47,676)
                                   -------     --------                --------
TOTAL LIABILITIES AND
 STOCKHOLDERS'DEFICIENCY         $       -    $  87,546               $  87,546
                                   =======     ========                ========

See accompanying notes to pro forma consolidated financial statements.

                                                                F-18
                      ABCOR PRODUCTS, INC. AND SUBSIDIARY
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                              DECEMBER 31, 2004
                                (UNAUDITED)

                                      Historical
                                                Care
                                             Recruitment
                                   Abcor      Solutions    Pro
                                  Products  International, Forma        Pro
                                    Inc.        Inc.       Adjustments  Forma
                                -----------------------------------------------
REVENUE                           $       - $        -                $       -

COST OF GOODS SOLD                        -          -                        -
                                    -------   --------                 --------
GROSS PROFIT                              -          -                        -
                                    -------   --------                 --------
OPERATING EXPENSES
 General and administrative
  expenses                                -    190,145                  190,145
                                    -------   --------                 --------
Total Operating Expenses                  -    190,145                  190,145
                                    -------   --------                 --------

LOSS FROM OPERATIONS                      -   (190,145)                (190,145)

OTHER EXPENSE
 Interest expense                         -       (331)                    (331)
                                    -------   --------                 --------
Total Other Expense                       -       (331)                    (331)
                                    -------   --------                 --------
LOSS FROM CONTINUING
 OPERATIONS BEFORE PROVISION
 FOR INCOME TAXES                         -   (190,476)                (190,476)

PROVISION FOR INCOME TAXES                -          -                        -
                                    -------   --------                 --------
NET LOSS                          $       - $ (190,476)               $(190,476)
                                    =======   ========                 ========

Net loss per share - basic and
 diluted                                                              $  (0.009)
                                                                        =======
Weighted average number of
 shares outstanding - basic
 and diluted                                                         22,004,088
                                                                     ==========


See accompanying notes to pro forma consolidated financial statements.

                                                                F-19

                      ABCOR PRODUCTS, INC. AND SUBSIDIARY
               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             DECEMBER 31, 2004
                                (UNAUDITED)

NOTE: (1) To record the reverse merger and recapitalization of Care
          Recruitment Solutions International, Inc. by Abcor Products, Inc.









                                                                F-20